[Aetna cover]

                           Variable Annuity Account G



                                   Build for
                               Retirement. Manage
                                    For Life.(SM)



                                      1996
                                     Annual
                                     Report



                                                        [Aetna Logo]
ANN.VAG-96                                              Retirement Services(SM)

As we move forward in our mission to provide the tools to help you achieve your dreams by becoming your retirement partner, it is an opportune time to reflect upon our achievements in 1996.

We continue to increase our financial strength. Aetna Life Insurance and Annuity Company (Aetna) reported operating earnings* of $168 million in 1996, a 13% increase over last year's operating earnings. During this same period, customer assets invested through Aetna increased by 20% or $5 billion, to $30 billion as of December 31, 1996.

Our Aetna funds had another outstanding year. Aeltus Investment Management, Inc., our affiliate organization which manages these funds, was named one of the World's Best Money Managers by Nelson's Publications, an organization that compares investment performance data on over 1,700 investment managers from around the world.

To broaden our customer service capabilities, we established a second Customer Service site in Phoenix, Arizona. This endeavor demonstrates our strong commitment to providing you with professional and dependable customer service at all times.

We also introduced Internet capabilities to further expand the breadth and flexibility of our customer service functions. In 1996, we gave many of our customers the ability to view their account information through the Internet. During the first quarter of 1997, some customers using Aetna's variable annuity contracts to fund their retirement plans under internal revenue code sections 403(b), 457, and 401(k), as well as individuals holding non-qualified Aetna variable annuities or individual retirement annuities, will be able to use the Internet to perform allocation changes and fund transfers. We remain steadfast in our efforts to offer all Aetna Retirement Services customers the ability to do transactions on the Internet.

The Aetna Retirement Services organization, through its subsidiary Aetna Financial Services, Inc., is in the process of developing financial planning capabilities to provide customers with the tools to achieve their retirement dreams. Once this capability is developed, Aetna Financial Services' professional financial planners, in partnership with other Aetna Retirement Services representatives, will be able to help customers define their financial objectives, evaluate their options, and advise them on the steps they can take to help turn their retirement dreams into tangible goals.

We are also presently working on an initiative to offer new options for cost-effective electronic delivery of regulatory materials such as prospectuses on CD-ROM or via the Internet. Enclosed you will find a consent agreement if you would like to choose a new delivery option for these materials that better suits your needs. Kindly take a few minutes to fill out the form and return it to us in the attached postage paid envelope if you are interested.

Please contact us if you have any questions or comments. You are the reason we're in business.

Thank you for your business and continued trust.

/s/Daniel P. Kearney
-----------------------
Daniel P. Kearney
President, Aetna Retirement Services, Inc.

------------------------
* Operating earnings exclude net realized capital gains and losses; these earnings have been further adjusted to exclude $40 million of severance and facilities charges in 1996.

[Aetna Logo]
Retirement Services(SM)
                                Consent Agreement



----------------------------------------------------------------------------
                                                             February, 1997
Dear Valued Customer,

As we move into the 21st Century, technology is rapidly evolving and more information is being delivered electronically. Replacing paper documents with electronic document delivery is not only cost effective, it conserves and protects our finite supply of natural resources.

During 1997, Aetna Life Insurance and Annuity Company ("ALIAC") plans to offer new options for electronic delivery, on CD-ROM or via the INTERNET, of securities-related regulatory materials relating to ALIAC variable annuities, variable life insurance and the underlying investment options under such products. These options will help us to provide you with up-to-date information with speed and efficiency. If you would like to take advantage of electronic delivery of future regulatory material as this delivery becomes available, please take a few minutes to check the option you prefer, fill out the form below and return it to us in the enclosed postage paid envelope. A toll-free number (800-USAETNA) is always available to request paper documents and you can change your options by writing to us (151 Farmington Ave., Hartford, CT. 06156-8972).

Aetna will keep you informed of our progress on this exciting initiative by announcing its availability in our regular communications. Until then, you can expect to continue to receive paper copy materials.

We thank you for giving us this opportunity to serve you better.

--------------------------------------------------------------------------------
                            Consent Agreement
--------------------------------------------------------------------------------

When and to the extent that ALIAC makes available such delivery, I will accept future regulatory materials (Annual Financial Reports and Semi-annual Financial Reports, as well as prospectuses and supplements for ALIAC's variable annuity and variable life insurance separate accounts and their underlying funding options) on:

[ ] Internet via http://www.aetna.com (There may be potential costs to you associated with such delivery, depending on your access carrier.)
[ ] CD ROM until INTERNET access is available
[ ] CD ROM only

--------------------------------------------------------------------------------
This consent will be in effect until revoked in writing, which may be done at any time.
--------------------------------------------------------------------------------
Last Name                       First Name                       Middle Initial

--------------------------------------------------------------------------------
Number and Street Address

--------------------------------------------------------------------------------
City                            State                            Zip Code

--------------------------------------------------------------------------------
Signature                                                        Date

--------------------------------------------------------------------------------
Social Security Number/Tax ID Number

--------------------------------------------------------------------------------

82949 (2-97)

Variable Annuity Account G

Statement of Assets and Liabilities - December 31, 1996

ASSETS:
Investments, at net asset value: (Note 1)
  Oppenheimer Funds:
    Bond Fund; 1,416,187 shares (cost $16,366,936) ....................................................                  $16,470,259
    Capital Appreciation Fund; 1,599,099 shares (cost $55,935,418) ....................................                   61,901,121
    Global Securities Fund; 2,660,872 shares (cost $41,811,291) .......................................                   46,911,181
    Growth Fund; 1,933,783 shares (cost $44,651,471) ..................................................                   52,676,250
    High Income Fund; 3,441,325 shares (cost $36,547,903) .............................................                   38,301,952
    Money Fund; 12,331,339 shares (cost $12,339,602) ..................................................                   12,331,339
    Multiple Strategies Fund; 3,605,624 shares (cost $52,111,012) .....................................                   56,355,896
    Strategic Bond Fund; 3,786,294 shares (cost $18,487,737) ..........................................                   19,272,238
Dividends Receivable ..................................................................................                       20,175
                                                                                                                        ------------
NET ASSETS (cost $278,251,370) ........................................................................                 $304,240,411
                                                                                                                        ============


Net assets represented by:


Reserves for annuity contracts in accumulation period: (Notes 1 and 5)

Oppenheimer Funds:
   Bond Fund:
    Annuity contracts in accumulation .................................................................                  $16,470,259
   Capital Appreciation Fund:
    Annuity contracts in accumulation .................................................................                   61,901,121
   Global Securities Fund:
    Annuity contracts in accumulation .................................................................                   46,911,181
   Growth Fund:
    Annuity contracts in accumulation .................................................................                   52,676,250
   High Income Fund:
    Annuity contracts in accumulation .................................................................                   38,301,952
   Money Fund:
    Annuity contracts in accumulation .................................................................                   12,351,514
   Multiple Strategies Fund:
    Annuity contracts in accumulation .................................................................                   56,355,896
   Strategic Bond Fund:
    Annuity contracts in accumulation .................................................................                   19,272,238
                                                                                                                        ------------
                                                                                                                        $304,240,411
                                                                                                                        ============


See Notes to Financial Statements

Variable Annuity Account G

Statements of Operations and Changes in Net Assets

                                                                                                        Year Ended December 31,
                                                                                                      1996                * 1995
                                                                                                -------------         -------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
   Dividends ...........................................................................          $17,968,354            $2,527,579
Expenses: (Notes 2 and 5)
   Valuation Period Deductions .........................................................           (4,100,918)           (1,006,867)
                                                                                                -------------         -------------
Net investment income ..................................................................           13,867,436             1,520,712
                                                                                                -------------         -------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
  Proceeds from sales ..................................................................          123,718,459            27,617,465
  Cost of investments sold .............................................................          117,214,579            27,564,734
                                                                                                -------------         -------------
    Net realized gain ..................................................................            6,503,880                52,731
Net unrealized gain on investments: (Note 5)
  Beginning of period ..................................................................            6,664,287                     0
  End of period ........................................................................           25,989,041             6,664,287
                                                                                                -------------         -------------
    Net change in unrealized gain ......................................................           19,324,754             6,664,287
                                                                                                -------------         -------------
Net realized and unrealized gain on investments ........................................           25,828,634             6,717,018
                                                                                                -------------         -------------
Net increase in net assets resulting from operations ...................................           39,696,070             8,237,730
                                                                                                -------------         -------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ............................................            1,347,812           295,637,163
Sales and administrative charges deducted by the Company ...............................                    0               (98,694)
                                                                                                -------------         -------------
    Net variable annuity contract purchase payments ....................................            1,347,812           295,538,469
Transfers to the Company's fixed account options .......................................           (1,158,167)             (265,956)
Redemptions by contract holders ........................................................          (34,319,022)           (4,878,071)
Other ..................................................................................            2,437,592            (2,396,046)
                                                                                                -------------         -------------
    Net increase(decrease) in net assets from unit transactions (Note 5) ...............          (31,691,785)          287,998,396
                                                                                                -------------         -------------
Change in net assets ...................................................................            8,004,285           296,236,126
NET ASSETS:
Beginning of period ....................................................................          296,236,126                     0
                                                                                                -------------         -------------
End of period ..........................................................................         $304,240,411          $296,236,126
                                                                                                =============         =============

* Statement of Operations and Changes in Net Assets for the Period from October 1, 1995 through December 31, 1995.

See Notes to Financial Statements

Variable Annuity Account G

Condensed Financial Information - Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                    Value
                                                   Per Value                  Increase(Decrease)      Units
                                                   ---------                     in Value of        Outstanding            Reserves
                                          Beginning         End of              Accumulation          at End                at End
                                           of Year           Year                   Unit              of Year              of Year
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
 Bond Fund:
CLIAC I                                    $14.490         $14.980                   3.38%          1,099,466.4          $16,470,259
------------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund:
CLIAC I                                    $26.207         $31.083                  18.60%          1,991,498.6           61,901,121
------------------------------------------------------------------------------------------------------------------------------------
 Global Securities Fund:
CLIAC I                                    $15.243         $17.675                  15.95%          2,654,157.7           46,911,181
------------------------------------------------------------------------------------------------------------------------------------
 Growth Fund:
CLIAC I                                    $20.144         $24.881                  23.52%          2,117,162.8           52,676,250
------------------------------------------------------------------------------------------------------------------------------------
 High Income Fund:
CLIAC I                                    $19.416         $22.077                  13.70%          1,734,938.7           38,301,952
------------------------------------------------------------------------------------------------------------------------------------
 Money Fund:
CLIAC I                                    $12.001         $12.447                   3.71%            992,336.2           12,351,514
------------------------------------------------------------------------------------------------------------------------------------
 Multiple Strategies Fund:
CLIAC I                                    $16.703         $19.031                  13.94%          2,961,280.4           56,355,896
------------------------------------------------------------------------------------------------------------------------------------
 Strategic Bond Fund:
CLIAC I                                    $11.161         $12.340                  10.56%          1,561,723.4           19,272,238
------------------------------------------------------------------------------------------------------------------------------------

     CLIAC I Certain Individual contracts issued as non-qualified deferred annuity contracts or Individual Retirement Annuity contracts.

See Notes to Financial Statements

Variable Annuity Account G

Notes to Financial Statements - December 31, 1996

1.   Summary of Significant Accounting Policies

     Variable Annuity Account G ("Account") is a separate account established by Aetna Life Insurance and Annuity Company and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with the individual deferred variable annuity contracts originally issued by Confederation Life Insurance and Annuity Company. The Contract allows tax-deferred capital accumulation under specific sections of the Internal Revenue Code of 1986, as amended. The account commenced operations on October 2, 1995.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

     a.  Valuation of Investments
     Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1996:

     Oppenheimer Funds
     [bullet]Bond Fund
     [bullet]Capital Appreciation Fund
     [bullet]Global Securities Fund
     [bullet]Growth Fund
     [bullet]High Income Fund
     [bullet]Money Fund
     [bullet]Multiple Strategies Fund
     [bullet]Strategic Bond Fund

     b.  Other
     Investment  transactions  are  accounted  for on a  trade  date  basis  and
     dividend  income  is  recorded  on  the  ex-dividend   date.  The  cost  of
     investments sold is determined by specific identification.

     c.  Federal Income Taxes
     The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     d.  Annuity Reserves
     Annuity  reserves held in the Separate  Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2.   Valuation Period Deductions

     Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

Variable Annuity Account G

3.   Dividend Income

     On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
     (loss) in the Statements of Operations and Changes in Net Assets.

4.   Purchases and Sales of Investments

     The cost of purchases and proceeds from sales of investments other than short-term investments for the year ended December 31, 1996 and the period ended December 31, 1995 aggregated $105,939,733 and $123,718,459;
     $317,090,950 and $27,617,465, respectively.

Variable Annuity Account G

5. Supplemental information to Statements of Operations and Changes in Net Assets - Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------


                                                            Valuation          Proceeds          Cost of           Net
                                                             Period             from           Investments       Realized
                                          Dividends         Deductions          Sales             Sold          Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
 Bond Fund:                              $1,104,498         ($235,724)        $4,826,495        $4,828,642          ($2,147)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund:               3,495,018          (828,310)        26,760,766        23,113,025        3,647,741
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Global Securities Fund:                          0          (644,717)        15,620,037        15,191,263          428,774
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Growth Fund:                             3,625,748          (665,320)        12,139,115        10,964,531        1,174,584
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 High Income Fund:                        3,607,200          (515,281)        16,152,336        15,476,296          676,040
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Money Fund:                                807,981          (230,448)        35,552,603        35,524,618           27,985
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Multiple Strategies Fund:                3,968,794          (746,766)         7,332,774         7,002,443          330,331
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Strategic Bond Fund:                     1,359,115          (234,352)         5,334,333         5,113,761          220,572
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
Total Variable Annuity Account G        $17,968,354       ($4,100,918)      $123,718,459      $117,214,579       $6,503,880
=============================================================================================================================

-------------------------------------------------------------------------------------------------------
        Net Unrealized                                    Net
         Gain (Loss)                      Net        Increase(Decrease)             Net Assets
         ----------                    Change in      In Net Assets                 ----------
 Beginning             End            Unrealized       from Unit          Beginning             End
  of Year             of Year         Gain (Loss)     Transactions         of Year            of Year
-------------------------------------------------------------------------------------------------------

    $386,616           $103,324         ($283,292)      ($2,797,881)      18,684,805        16,470,259

-------------------------------------------------------------------------------------------------------
   3,759,740          5,965,703         2,205,963        (4,075,202)      57,455,911        61,901,121

-------------------------------------------------------------------------------------------------------
  (1,380,765)         5,099,890         6,480,655        (6,427,068)      47,073,537        46,911,181

-------------------------------------------------------------------------------------------------------
   2,222,313          8,024,778         5,802,465        (3,857,056)      46,595,829        52,676,250

-------------------------------------------------------------------------------------------------------
     529,137          1,754,049         1,224,912        (5,460,806)      38,769,887        38,301,952

-------------------------------------------------------------------------------------------------------
           0             11,912            11,912        (5,609,002)      17,343,086        12,351,514

-------------------------------------------------------------------------------------------------------
     821,545          4,244,884         3,423,339        (5,190,564)      54,570,762        56,355,896

-------------------------------------------------------------------------------------------------------
     325,701            784,501           458,800         1,725,794       15,742,309        19,272,238

-------------------------------------------------------------------------------------------------------
  $6,664,287        $25,989,041       $19,324,754      ($31,691,785)    $296,236,126      $304,240,411
=======================================================================================================



                          Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity  Company and
    Contract Owners of Variable Annuity Account G:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account G (the "Account") as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended and the three-month period ended December 31, 1995 and condensed financial information for the year ended December 31, 1996. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account G as of December 31, 1996, the results of its operations and the changes in its net assets for the year then ended and for the three-month period ended December 31, 1995 and the condensed financial information for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                           KPMG Peat Marwick LLP

Hartford, Connecticut
February 14, 1997

[Aetna Back Cover]


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Retirement Services(SM)




Insurance products offered by Aetna Life Insurance and Annuity Company and subsidiaries. Mutual funds and variable annuities are available through local representatives of Aetna Investment Services, Inc., 151 Farmington Avenue, Hartford, Connecticut 06156.

Visit our home page an the Internet
http://www.aetna.com

These reports are authorized for distribution to other persons only when preceded or accompanied by an effective prospectus or disclosure booklet for that product which gives sales expense and other pertinent information.


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ANN.VAG-96